EXHIBIT 24



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.

                                            /s/ Carl E. Reichardt
                                            ______________________________
                                            CARL E. REICHARDT, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Ronald W. Roskens
                                            ______________________________
                                            RONALD W. ROSKENS, Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.














                                            /s/ Philip B. Fletcher
                                            ______________________________
                                            PHILIP B. FLETCHER, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Robert A. Krane
                                            ______________________________
                                            ROBERT A. KRANE, Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.



                                            /s/ Clayton K. Yeutter
                                            ______________________________
                                            CLAYTON K. YEUTTER, Director




                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.












               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ C. M. Harper
                                            ______________________________
                                            C. M. HARPER, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Gerald Rauenhorst
                                            ______________________________
                                            GERALD RAUENHORST, Director



                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Marjorie Scardino
                                            ______________________________
                                            MARJORIE SCARDINO, Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Walter Scott, Jr.
                                            ______________________________
                                            WALTER SCOTT, JR., Director





                                  POWER OF ATTORNEY


               KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned
          Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ William G. Stocks
                                            ______________________________
                                            WILLIAM G. STOCKS, Director




                                  POWER OF ATTORNEY













               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, her true and lawful attorney-in-fact and agent, with full power to act for her and in her name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Jane J. Thompson
                                            ______________________________
                                            JANE J. THOMPSON, Director





                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned












          Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Frederick B. Wells
                                            ______________________________
                                            FREDERICK B. WELLS, Director




                                  POWER OF ATTORNEY


               KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of ConAgra, Inc., a Delaware corporation, hereby constitutes and appoints P. B. Fletcher and J. P. O'Donnell, or either of them, his true and lawful attorney-in-fact and agent, with full power to act for him and in his name, place and stead, in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable ConAgra, Inc. to comply with the Securities Act of 1933, as amended, and any rules regulations and requirements of the Securities Exchange Commission in respect thereof, in connection with the registration under said Act of shares of common stock of this Corporation, which may be offered for sale or sold under the ConAgra 1995 Stock Plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of ConAgra, Inc. and the name of the undersigned Director to the registration statement, any amendments thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

               IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 28th day of September, 1995.


                                            /s/ Thomas R. Williams
                                            ______________________________
                                            THOMAS R. WILLIAMS, Director